                         AMENDMENT, ASSUMPTION & WAIVER

                  AMENDMENT, ASSUMPTION AND WAIVER, dated as of October 21, 2003 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 7, 2003 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among LIN HOLDINGS CORP. ("Holdings"), LIN TELEVISION CORPORATION (the "Borrower"), TELEVICENTRO OF PUERTO RICO, LLC (the "Permitted Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"), as Issuing Lender (as defined in the Credit Agreement) and as Swingline Lender (as defined in the Credit Agreement), THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK and MORGAN STANLEY SENIOR FUNDING, as Co-Documentation Agents (as defined in the Credit Agreement), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Syndication Agent (as defined in the Credit Agreement), and J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC., as Joint Lead Arrangers (as defined in the Credit Agreement).

                              W I T N E S S E T H:

                  WHEREAS, Holdings, the Borrower, the Permitted Borrower, the Lenders, the Administrative Agent, Issuing Lender, Swingline Lender, Co-Documentation Agents, Syndication Agent and Joint Lead Arrangers are parties to the Credit Agreement;

                  WHEREAS, LIN TV Corp. ("LIN TV") is the parent of Holdings and has guaranteed the Obligations of the Borrower and the Permitted Borrower pursuant to a Guarantee, dated as of May 7, 2003, in favor of the Administrative Agent and the Lenders (the "Parent Guarantee");

                  WHEREAS, Borrower, a Delaware corporation, is the wholly-owned subsidiary of Holdings, a Delaware corporation;

                  WHEREAS, Holdings intends to file a certificate of ownership and merger ("Certificate of Ownership and Merger") with the Secretary of State of the State of Delaware, pursuant to Section 253 of the Delaware General Corporation Law ("2003 Merger Certificate"), whereby Holdings would merge with and into the Borrower, with the Borrower being the surviving entity (the "2003 Corporate Restructuring");

                  WHEREAS, Holdings, the Borrower and the Permitted Borrower further desire to correct a technical error in the Credit Agreement regarding the allocation of quarterly installment payments made by (i) the Borrower for the Tranche B Term Loans made to the Borrower and (ii) the Permitted Borrower for the Tranche B Term Loans made to the Permitted Borrower (the "Tranche B Payment Reallocation");

                  WHEREAS, Holdings, the Borrower and the Permitted Borrower have requested that the Lenders consent to the 2003 Corporate Restructuring, the Tranche B Payment

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                                                                               2

Reallocation, and certain other amendments and grant a limited waiver of, and amend, the Credit Agreement, as set forth herein; and

                  WHEREAS, the Required Lenders and the Administrative Agent are willing to consent to the 2003 Corporate Restructuring, the Tranche B Payment Reallocation and other such amendments under the Credit Agreement, but only on the terms contained in this Amendment;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

                  1. Defined Terms. Terms defined in the Credit Agreement and used herein without definition shall have the meanings given to them in the Credit Agreement.

                  2. Waiver of Applicable Provisions of the Loan Documents. The Lenders hereby waive the application of any provision of any Loan Document to the extent, and only to the extent, necessary to permit the 2003 Corporate Restructuring, including without limitation Subsections 7.4, 7.5 and 7.10 of the Credit Agreement.

                  3. Amendment to Subsection 1.1 (Defined Terms). Upon the filing of the 2003 Merger Certificate, Subsection 1.1 of the Credit Agreement shall be amended as follows:

                  (a) The definition of "Change of Control" shall be amended by replacing the date "January 21, 2000" with the term "2003 Corporate Restructuring Date."

                  (b) The following definitions shall be added in their proper alphabetical order:

                           "2003 Corporate Restructuring Date": the date on which the 2003 Merger Certificate is filed with the Secretary of State of the State of Delaware.

                           "2003 Merger Certificate": the Certificate of Ownership and Merger of LIN Holdings Corp., effecting the merger of LIN Holdings Corp. with and into the Borrower.

                           "Joint Venture" means the television station joint venture formed pursuant to an agreement dated January 15, 1998, as amended, by and between Holdings, the National Broadcast Company Inc. ("NBC"), the Borrower and certain affiliates of Holdings, pursuant to which both the Company and NBC contributed television stations to the Joint Venture in exchange for equity interests therein.

                           "Stock Pledge Agreement": the stock pledge agreement, in substantially the form of Exhibit L (Form of Stock Pledge Agreement) attached hereto, executed and delivered by LIN TV.

                  4. Amendment to Subsection 2.3 (Repayment of Tranche B Term Loans). Subsection 2.3(b) is hereby amended by (i) deleting the second sentence in its entirety and (ii) inserting in lieu thereof the sentence:

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                                                                               3

                   "Each such installment shall be (i) with respect to
                  installments payable prior to the Tranche B Maturity Date, in an aggregate amount equal to such Lender's Tranche B Term Loan Percentage multiplied by (A) $1,500,000 in the case of payments on account of Tranche B Term Loans made to the Borrower and (B) $250,000 in the case of payments made on account of Tranche B Term Loans made to the Permitted Borrower and (ii) with respect to the installments payable by the Borrower and the Permitted Borrower on the Tranche B Maturity Date, in an amount equal to such Lender's Tranche B Term Loan Percentage multiplied by the then outstanding aggregate principal amount of the Tranche B Term Loans of the Borrower and the Tranche B Term Loans of the Permitted Borrower, respectively."

                  5. Amendment to Subsection 4.15 (Subsidiaries). Upon the filing of the 2003 Merger Certificate, Subsection 4.15 shall be amended by deleting the second sentence in its entirety.

                  6. Amendment to Subsection 4.21 (Senior Indebtedness). Upon the filing of the 2003 Merger Certificate, Subsection 4.21 shall be amended by deleting all references to Holdings in their entirety.

                  7. Amendment to Subsection 7.2(b) (Limitation on Indebtedness). Upon the filing of the 2003 Merger Certificate, Subsection 7.2(b) shall be amended by deleting in its entirety the parenthetical "(other than Holdings)".

                  8. Amendment to Subsection 7.2(k) (Limitation on Indebtedness). Upon the filing of the 2003 Merger Certificate, Subsection 7.2(k) shall be amended by deleting in its entirety the parenthetical "(other than Holdings)".

                  9. Amendment to Subsection 7.5(h) (Limitation on Sale of Assets). Subsection 7.5(h) is hereby amended by changing the reference to "subsection 2.9(d)" in clause (iii) of the proviso to "subsection 2.9(b)."

                  10. Amendment to Subsection 7.7 (Limitation on Capital Expenditures). Upon the filing of the 2003 Merger Certificate, Subsection 7.7(c) shall be deleted in its entirety.

                  11. Amendment to Subsection 7.8(o) (Limitation on Investments, Loans and Advances). Upon the filing of the 2003 Merger Certificate, Subsection 7.8(o) shall be amended by (a) deleting such Subsection 7.8(o) in its entirety and (b) inserting in lieu thereof the following new Subsection 7.8(o):

                  "(o) Investments that are downstreamed to the Joint Venture solely for the purpose of curing any event of default under the Joint Venture Loan; and"

                  12. Amendment and Waiver of Subsection 7.16 (Limitations on Change in Holding Company Status). Upon the filing of the 2003 Merger Certificate, Subsection 7.16 shall be amended by (a) deleting such Subsection
7.16 in its entirety and (b) inserting in lieu thereof the following new Subsection 7.16:

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                                                                               4

                  "7.16 Limitations on Change in Holding Company Status. Permit LIN TV to engage in any activities, make any Capital Expenditures, or incur any Indebtedness or Guarantee Obligations other than (a) activities customarily carried out or required of a publicly-owned company, (b) performance of its obligations pursuant to each of (i) the Joint Venture Loan Guarantee, (ii) the Stock Pledge Agreement and (iii) the Guarantee, dated as of May 7, 2003, by LIN TV in favor of the Administrative Agent and the Lenders, and (c) owning the Capital Stock of Borrower."

                  13. Amendment to Subsection 8 (Events of Default). Upon the filing of the 2003 Merger Certificate, Subsection 8(j) shall be amended by (a) deleting such Subsection 8(j) in its entirety and (b) inserting in lieu thereof the following new Subsection 8(j):

                  "(j)     A Change in Control shall occur or LIN TV shall fail
                  to own directly or indirectly, beneficially and of record 100% of the Capital Stock of the Borrower free and clear of all Liens other than Liens in favor of the Lenders pursuant to the Loan Documents."

                  14. Assumption of Credit Agreement. Upon the filing of the 2003 Merger Certificate, (a) the Borrower irrevocably and unconditionally assumes the due and punctual performance of the obligations of Holdings under the Credit Agreement and the other Loan Documents and agrees to comply with and perform such obligations and the other covenants of Holdings therein, and (b) the Borrower succeeds to and is substituted for Holdings under the Credit Agreement and the other Loan Documents with the same effect as if the Borrower had been named therein as Holdings. Upon such filing, all references to "Holdings" in the Credit Agreement and the other Loan Documents shall be deemed to be references to the Borrower; provided that:

                  (a) all references to Subsidiaries of Holdings shall be deemed to be references to the Borrower and its Subsidiaries;

                  (b) notwithstanding paragraph (a) above, all references to Holdings in Subsections 7.4(c) and 7.6(a) shall be deemed to be references to LIN TV; and

                  (c) such assumption, agreement and substitution shall in no event limit any rights or privileges granted to the Borrower in the Loan Documents or affect any express exceptions, qualifications, or limitations applicable to representations, warranties, covenants and agreements made by or binding upon the Borrower in the Loan Documents.

                  15. Consent to the 2003 Corporate Restructuring.

                  (a) The consent of the Lenders to the 2003 Corporate Restructuring and the provisions in this Amendment contemplating and providing for the 2003 Corporate Restructuring are subject to the following:

                           (i) the 2003 Merger Certificate shall be reasonably satisfactory to the Administrative Agent;

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                                                                               5

                           (ii) the 2003 Merger Certificate shall be filed on or before December 31, 2003.

                           (iii) all material governmental and third party approvals necessary in connection with the 2003 Corporate Restructuring and the other transactions contemplated hereby shall have been obtained and be in full force and effect;

                           (iv) the Administrative Agent shall have received the Stock Pledge Agreement, executed and delivered by a duly authorized officer of LIN TV on or before the date of the filing of the 2003 Merger Certificate (the "2003 Corporate Restructuring Date");

                           (v) the Administrative Agent shall receive promptly after the 2003 Corporate Restructuring Date a certificate representing all of the Capital Stock of the Borrower together with an undated stock power covering such certificate duly executed in blank by LIN TV;

                           (vi) the Administrative Agent shall have received a certificate from each of the Borrower and the Permitted Borrower, executed by a Responsible Officer, dated as of the 2003 Corporate Restructuring Date, certifying that (A) as of the 2003 Corporate Restructuring Date no Default or Event of Default shall have occurred and be continuing and (B) each of the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the 2003 Corporate Restructuring Date as if made and except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; and

                           (vii) The Administrative Agent shall have received a certificate from LIN TV, executed by the chief executive officer, the president, any vice president or senior vice president, the treasurer or any assistant treasurer, the secretary or assistant secretary or the chief financial officer of LIN TV, dated as of the 2003 Corporate Restructuring Date, certifying that (A) as of the 2003 Corporate Restructuring Date the corporate organizational chart, list or other similar document attached thereto, in form reasonably acceptable to the Administrative Agent and setting forth, for LIN TV and each Person that is a Loan Party or that is a Subsidiary of any of them, the full legal name of such Person, is true, correct, complete and current and (B) each of the representations and warranties made by LIN TV in
                  Section 3 of the Parent Guarantee are true and correct on and as of the 2003 Corporate Restructuring Date as if made on such date.

                  (b) This Amendment shall for all purposes be a Loan Document.

                  (c) Exhibit L attached to this Amendment is hereby added as Exhibit L to the Credit Agreement.

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                                                                               6

                  16. Representations and Warranties.

                  (a) In order to induce the Administrative Agent and the Required Lenders to enter into this Amendment, each of the Borrower and the Permitted Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date. Each of Holdings, the Borrower and the Permitted Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  (b) Each of Holdings, the Borrower and the Permitted Borrower represents and warrants that, as of the date hereof, there is no Holdings Discount Indebtedness outstanding.

                  17. Conditions to Effectiveness. This Amendment shall not become effective until the date on which the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of Holdings, the Borrower, the Permitted Borrower and the Required Lenders.

                  18. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment or consent to any further or future action on the part of any Loan Party that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  19. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  20. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

                  21. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  22. Integration. This Amendment along with the Loan Documents represent the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

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                                                                               7

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                  LIN HOLDINGS CORP.

                                       By:_________________________________
                                          Name:
                                          Title:

                                  LIN TELEVISION CORPORATION

                                       By:_________________________________
                                          Name:
                                          Title:

                                  TELEVICENTRO OF PUERTO RICO, LLC

                                  LIN Television of San Juan, Inc., the
                                  Managing Member

                                  By:_________________________________
                                     Name:
                                     Title:

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                                                                               8

                                  JPMORGAN CHASE BANK, as Administrative
                                  Agent, Swingline Lender, Issuing Lender and a Lender

                                       By:_________________________________
                                          Name:
                                          Title:

                                  DEUTSCHE BANK TRUST COMPANY
                                  AMERICAS, as Syndication Agent and a Lender

                                       By:_________________________________
                                          Name:
                                          Title:

                                  THE BANK OF NOVA SCOTIA, as Co-
                                  Documentation Agent and a Lender

                                       By:_________________________________
                                          Name:
                                          Title:

                                  FLEET NATIONAL BANK, as Co-Documentation
                                  Agent and a Lender

                                       By:_________________________________
                                          Name:
                                          Title:

                                  MORGAN STANLEY SENIOR FUNDING,
                                  as Co-Documentation Agent and a Lender

                                  By:_________________________________
                                     Name:
                                     Title:

                                  ____________________________________, as a
                                  Lender

                                  By:_________________________________
                                     Name:
                                     Title: